Annual Fund Operating Expenses - Neuberger Berman Carbon Transition & Infrastructure ETF	Oct. 31, 2024
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	Oct. 31, 2028
Neuberger Berman Carbon Transition & Infrastructure ETF
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.64%	[1]
Other Expenses (as a percentage of Assets):	1.96%	[2]
Expenses (as a percentage of Assets)	2.60%
Fee Waiver or Reimbursement	(2.05%)
Net Expenses (as a percentage of Assets)	0.55%	[3]

[1]	“Management fees” have been restated to reflect current management fees.
[2]	“Other expenses” have been restated and are based on estimated amounts for the current fiscal year due to the change in fee structure approved by the Fund's shareholders; actual expenses may vary.
[3]	The Manager has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.55% of average net assets until 4/8/2025 and 0.65% of average net assets from 4/9/2025 to 10/31/2028 and each may not be terminated during its term without the consent of the Board of Trustees. From 4/9/2025 to 10/31/2028, the Fund has agreed that it will repay the Manager for fees and expenses waived or reimbursed for the Fund provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayment must be made within three years after the year in which the Manager incurred the expense.